SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28,  1999

                                   ENZON, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                        0-12957                22-2372868
 (State or other jurisdiction         (Commission             (IRS Employer
      or incorporation)               File Number)           Identification)


    20 Kingsbridge Road, Piscataway, New Jersey                 08854
    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code         (732) 980-4500


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                              Item 5. Other Events


     Enzon, Inc. ("Enzon") and Schering-Plough Corporation ("Schering-Plough") revised their 1990 PEG-INTRON licensing agreement, which entitled Enzon to royalties for product sales and specific milestone payments. The revised agreement calls for Schering-Plough to pay Enzon royalties on sales at a higher effective rate than provided for in the original agreement in exchange for the return to Schering-Plough of Enzon's exclusive U.S. manufacturing rights for the product.

     Additionally,   the  revised   agreement   grants  to   Schering-Plough   a
non-exclusive worldwide license, with a limited right to sublicense, under Enzon's patents covering another form of PEG called "Branched PEG," which uses a different proprietary PEG technology than PEG-INTRON. The patent Enzon licensed to Schering-Plough is the subject of a patent infringement suit brought by Enzon against Shearwater Polymers, Inc. earlier this year.

     PEG-INTRON is a modified form of Schering-Plough's INTRON A (interferon alfa-2b, recombinant) that was developed using Enzon's PEG technology to have longer-acting properties. Schering-Plough is continuing its development of PEG-INTRON as a monotherapy for the treatment of hepatitis C, which is in Phase III clinical trials that began in July 1997. PEG-INTRON is also in Phase III clinical trials as combination therapy with REBETOL (ribavirin, USP) for hepatitis C. In addition, PEG-INTRON is in Phase III clinical trials for two cancer indications, malignant melanoma and chronic myelogenous leukemia (CML), as well as in early stage trials for various solid tumors.

     Certain information included in this report contains forward looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Such statements are based on assumptions that Enzon believes are reasonable, but are subject to a wide range of risks and uncertainties and, therefore, there can be no assurance that actual results may not differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially, including but not limited to, risks in obtaining and maintaining regulatory approval for expanded indications, market acceptance of and continuing demand for Enzon's products, the impact of competitive products and pricing and other factors which are described in Enzon's SEC filings, including Enzon's Report on Form 10-K dated June 30, 1998, and Reports on Form 10-Q dated September 30, 1998, December 31, 1998, and March 31, 1999, incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 13, 1999

                                          ENZON, INC.
                                          (Registrant)


                                          By: /s/ KENNETH J. ZUERBLIS
                                              -----------------------------
                                               Kenneth J. Zuerblis
                                               Vice President, Finance
                                               and Chief Financial  Officer